SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of March 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-11               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.On September 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein

Date:  September 28, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2001

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         40,000,000.00    20,038,153.43     4,821,885.01      96,016.15    4,917,901.16      0.00     0.00           15,216,268.42
A2        248,910,000.00   124,692,419.26    30,005,384.95     571,506.92   30,576,891.87      0.00     0.00           94,687,034.31
A3        200,000,000.00   200,000,000.00             0.00   1,041,666.67    1,041,666.67      0.00     0.00          200,000,000.00
A4          1,000,000.00     1,000,000.00             0.00       5,208.33        5,208.33      0.00     0.00            1,000,000.00
A5            489,732.00       487,308.14           483.88           0.00          483.88      0.00     0.00              486,824.26
B1          7,682,000.00     7,652,633.82         6,004.88      39,857.47       45,862.35      0.00     0.00            7,646,628.94
B2          4,353,000.00     4,336,359.67         3,402.66      22,585.21       25,987.87      0.00     0.00            4,332,957.01
B3          2,560,000.00     2,550,213.81         2,001.11      13,282.36       15,283.47      0.00     0.00            2,548,212.70
B4          3,585,000.00     3,571,295.52         2,802.33      18,600.50       21,402.83      0.00     0.00            3,568,493.19
B5          1,792,000.00     1,785,149.67         1,400.77       9,297.65       10,698.42      0.00     0.00            1,783,748.90
B6          1,795,524.00     1,788,660.32         1,403.53       9,315.94       10,719.47      0.00     0.00            1,787,256.79
R                 100.00             0.00             0.00           0.00            0.00      0.00     0.00                    0.00
TOTALS    512,167,356.00   367,902,193.64    34,844,769.12   1,827,337.20   36,672,106.32      0.00     0.00          333,057,424.52

A6         33,069,200.00    16,566,142.59             0.00      86,281.99       86,281.99      0.00     0.00           12,579,745.59
A7         80,844,870.00             0.00             0.00     282,171.65      282,171.65      0.00     0.00                    0.00
----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                             Pass-through Rates
-------------------------------------------------------------------------------------------------   ---------------------------
                                                                                                                   Current
                       Beginning                                                   Ending            Class          Pass-thru
Class     cusip        Principal        Principal    Interest        Total       Principal                           Rate (%)
-------------------------------------------------------------------------------------------------   ---------------------------
A2        8635726C2      500.95383576   120.54712527    2.29603841  122.84316367   380.40671050       A2       5.500000 %
A3        8635726D0    1,000.00000000     0.00000000    5.20833335    5.20833335 1,000.00000000       A3       6.250000 %
A4        8635726L2    1,000.00000000     0.00000000    5.20833000    5.20833000 1,000.00000000       A4       6.250000 %
A5        8635726E8      995.05063994     0.98805061    0.00000000    0.98805061   994.06258933       A5       0.000000 %
B1        8635726H1      996.17727415     0.78168185    5.18842359    5.97010544   995.39559229       B1       6.250000 %
B2        8635726J7      996.17727314     0.78168160    5.18842408    5.97010567   995.39559155       B2       6.250000 %
B3        8635726K4      996.17726953     0.78168359    5.18842188    5.97010547   995.39558594       B3       6.250000 %
B4        8635726N8      996.17727197     0.78168201    5.18842399    5.97010600   995.39558996       B4       6.250000 %
B5        8635726P3      996.17727121     0.78167969    5.18842076    5.97010045   995.39559152       B5       6.250000 %
B6        8635726Q1      996.17733876     0.78168267    5.18842410    5.97010678   995.39565609       B6       6.250000 %
R         8635726M0        0.00000000     0.00000000    0.00000000    0.00000000     0.00000000       R        6.250000 %
TOTALS                   718.32417535    68.03395162    3.56785176   71.60180338   650.29022373

A6        8635726F5      500.95383590     0.00000000    2.60913448    2.60913448   380.40671047       A6       6.250000 %
A7        8635726G3         .00000000     0.00000000    3.49028516    3.49028516     0.00000000       A7       6.250000 %

-----------------------------------------------------------------------------------------------------------------------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1      40,000,000.00      20,038,153.43      4,821,885.01       96,016.15   4,917,901.16    0.00       0.00      15,216,268.42
LTA2     248,910,000.00     124,692,419.26     30,005,384.95      571,506.92  30,576,891.87    0.00       0.00      94,687,034.31
LTA3     200,000,000.00     200,000,000.00              0.00    1,041,666.67   1,041,666.67    0.00       0.00     200,000,000.00
LTA4       1,000,000.00       1,000,000.00              0.00        5,208.33       5,208.33    0.00       0.00       1,000,000.00
LTA5         489,732.00         487,308.14            483.88            0.00         483.88    0.00       0.00         486,824.26
LTQ              100.00               0.00              0.00            0.00           0.00    0.00       0.00               0.00
LTB       21,767,524.00      21,684,312.84         17,015.28      112,939.13     129,954.41    0.00       0.00      21,667,297.56
LTR                0.00               0.00              0.00            0.00           0.00    0.00       0.00               0.00
TOTALS   512,167,356.00     367,902,193.67     34,844,769.12    1,827,337.20  36,672,106.32    0.00       0.00     333,057,424.55

LTA7               0.00               0.00              0.00      282,171.65     282,171.65    0.00       0.00               0.00

-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1              500.95383575     120.54712525   2.40040375     122.94752900          380.40671050              LTA1   6.250000 %
LTA2              500.95383576     120.54712527   2.29603841     122.84316367          380.40671050              LTA2   6.250000 %
LTA3            1,000.00000000       0.00000000   5.20833335       5.20833335        1,000.00000000              LTA3   6.255000 %
LTA4            1,000.00000000       0.00000000   5.20833000       5.20833000        1,000.00000000              LTA4   6.250000 %
LTA5              995.05063994       0.98805061   0.00000000       0.98805061          994.06258933              LTA5   0.000000 %
LTQ                 0.00000000       0.00000000   0.00000000       0.00000000            0.00000000              LTQ    0.000000 %
LTB               996.17727951       0.78168192   5.18842336       5.97010528          995.39559759              LTB    6.250000 %
TOTALS            718.32417541      68.03395162   3.56785176      71.60180338          650.29022379
-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                     September 25, 2001

Beginning Class A7 Balance                                                              54,176,956.77

Approximate Ending  Class A7 Balance                                                    48,612,356.67


Sec. 4.03(i)    Scheduled Principal Amounts                                                                     288,778.87

Sec. 4.03(i)    Unscheduled Principal Amounts                                                                34,555,990.26

Sec. 4.03(iv)   Aggregate Advances                                                                                0.00

Sec. 4.03(v)    Ending Principal Balance                                                                       333,057,425.21

Sec. 4.03(vii)  Current Period Realized Losses                                                                    0.00

                Bankruptcy Losses                                                                                 0.00
                Fraud Losses                                                                                      0.00
                Special Hazard Losses                                                                             0.00

                Bankruptcy Loss Amount                                                                      100,000.00
                Fraud Loss Amount                                                                        10,243,347.14
                Special Hazard Loss Amount                                                                3,679,021.94

                Servicing Fees                                                                              149,565.46
                Sub-Servicing Fees (includes Retained Interest)                                               3,066.18
                Trustee Fees                                                                                  1,532.56

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Category      Number    Principal Balance   Percentage
                1 Month        9            3,548,234.39         1.07 %
                2 Month        0                    0.00         0.00 %
                3 Month        0                    0.00         0.00 %
                 Total         9            3,548,234.39         1.07 %


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                 Number    Principal Balance   Percentage
                     0                0.00        0.00%


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Number    Principal Balance   Percentage
                   0                0.00        0.00%

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                       September 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls


                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

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